UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2008

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	91-1696175
(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 11, 2008, Jones Soda Co. (the “Company”) dismissed its independent registered public accounting firm, KPMG LLP (“KPMG”), and engaged Deloitte & Touche, LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The dismissal of KPMG and the appointment of Deloitte were approved by the Company’s Audit Committee.

KPMG’s reports on the Company’s consolidated financial statements for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim periods through September 11, 2008, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the financial statements of the Company for such fiscal years.

During the years ended December 31, 2006 and 2007 and in the subsequent interim periods through September 11, 2008, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)), except that, as more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, the audit report of KPMG on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 contained an adverse opinion because of the effect of a material weakness related to the Company’s having limited accounting personnel with expertise in generally accepted accounting principles and financial reporting requirements. The Audit Committee has discussed this material weakness with KPMG and has authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of the reportable event.

The Company provided KPMG with a copy of this Current Report on Form 8-K, and requested that KPMG furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the disclosure contained in this Current Report on Form 8-K or, if not, stating the respects in which it does not agree. The Company has received the requested letter from KPMG and a copy of KPMG’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2006 and 2007 and in the subsequent interim periods through September 11, 2008, neither the Company nor anyone on the Company’s behalf consulted Deloitte regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as contemplated by Item 304(a)(2) of Regulation S-K, or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter dated September 17, 2008 from KPMG LLP to the Securities and Exchange Commission regarding the change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

Date: September 17, 2008	By:	/s/ Stephen C. Jones
Stephen C. Jones Chief Executive Officer